AAM/Bahl & Gaynor Income Growth Fund

Class A (Ticker Symbol: AFNAX)

Class C (Ticker Symbol: AFYCX)

Class T (Ticker Symbol: AFNTX)

Class I (Ticker Symbol: AFNIX)

AAM/HIMCO Short Duration Fund

Class A (Ticker Symbol: ASDAX)

Class C (Ticker Symbol: ASDCX)

Class I (Ticker Symbol: ASDIX)

AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

AAM/Phocas Real Estate Fund

Class A (Ticker Symbol: APRAX)

Class C (Ticker Symbol: APRCX)

Class I (Ticker Symbol: APRIX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 6, 2022, to the currently effective

Prospectus, Statement of Additional Information (“SAI”),

and the Summary Prospectuses.

Notice of Management Changes

Advisors Asset Management, Inc. (“AAM”) has served as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, AAM/Insight Select Income Fund and AAM/Phocas Real Estate Fund (each a “Fund” and together, the “Funds”) since the commencement of each Fund’s operations, pursuant to an investment advisory agreement between AAM and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). Pursuant to a merger agreement signed on September 1, 2022, Sun Life (U.S.) HoldCo 2020 Inc. (“Sun Life”), a subsidiary of Sun Life Financial Inc., will acquire a majority interest in AAM’s parent company, AAM Holdings, Inc. (“AAM Holdings”) (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell their remaining interests to Sun Life. The Transaction is expected to be completed during the first half of 2023, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended, which will result in the automatic termination of the Current Advisory Agreement. The termination of the Current Advisory Agreement will also result in the termination of the current investment sub-advisory agreements between AAM and (i) Bahl & Gaynor, Inc. (“Bahl & Gaynor”), with respect to the AAM/Bahl & Gaynor Income Growth Fund; (ii) Hartford Investment Management Company (“HIMCO”), with respect to the AAM/HIMCO Short Duration Fund; (iii) Insight North America LLC (“Insight”), with respect to the AAM/Insight Select Income Fund; and (iv) Phocas Financial Corporation (“Phocas”), with respect to the AAM/Phocas Real Estate Fund. In anticipation of the termination of the Current Advisory Agreement and current investment sub-advisory agreements, AAM is seeking to enter into a new investment advisory agreement with the Trust, on behalf of the Funds (the “New Advisory Agreement”), and new investment sub-advisory agreements with Bahl & Gaynor, HIMCO, Insight and Phocas (each, a “New Sub-Advisory Agreement”). The New Advisory Agreement and each New Sub-Advisory Agreement is subject to approval by the applicable Fund shareholders and the closing of the Transaction.

At a meeting held on October 5, 2022, the Board of Trustees of the Trust (the “Board”) considered and approved the following: (i) the New Advisory Agreement between the Trust, on behalf of each Fund, and AAM, pursuant to which AAM would continue to serve as the investment advisor for each Fund, subject to the oversight of the Board; (ii) the New Sub-Advisory Agreement between AAM and Bahl & Gaynor, with respect to the AAM/Bahl & Gaynor Income Growth Fund, pursuant to which Bahl & Gaynor would continue to serve as the investment sub-advisor to the Fund, subject to the oversight of AAM and the Board; (iii) the New Sub-Advisory Agreement between AAM and HIMCO, with respect to the AAM/HIMCO Short Duration Fund, pursuant to which HIMCO would continue to serve as the investment sub-advisor to the Fund, subject to the oversight of AAM and the Board; (iv) the New Sub-Advisory Agreement between AAM and Insight, with respect to the AAM/Insight Select Income Fund, pursuant to which Insight would continue to serve as the investment sub-advisor to the Fund, subject to the oversight of AAM and the Board; and (v) the New Sub-Advisory Agreement between AAM and Phocas, with respect to the AAM/Phocas Real Estate Fund, pursuant to which Phocas will continue to serve as the investment sub-advisor to the Fund, subject to the oversight of AAM and the Board.

There will be no change in any Fund’s investment objective, principal investment strategy and investment policies in connection with the Transaction. In addition, after the closing of the Transaction, the members of the portfolio management team that have managed each Fund since its inception will continue to be members of the portfolio management team and will continue to be responsible for the day-to-day management of the respective Fund’s portfolio.

Under the New Advisory Agreement, AAM will receive the same compensation it currently receives with respect to each Fund under the Current Advisory Agreement. Under each New Sub-Advisory Agreement, each of Bahl & Gaynor, HIMCO, Insight and Phocas will receive the same compensation it currently receives under its current sub-advisory agreement. The Board has also approved a new contractual operating expenses limitation agreement between the Trust, on behalf of each Fund, and AAM, which will maintain each Fund’s current contractual expense limitation for a period of two years from the closing of the Transaction.

The Board approved the submission of these proposals to each Fund’s shareholders for approval with respect to their Fund(s). A special meeting of Fund shareholders will be held to consider and vote on the proposals. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and each proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Funds’ Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as each Fund’s Annual Report, by calling 1-888-966-9661, by writing to the AAM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.aamlive.com/publicsite/mutual-funds. The Funds’ Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.

Please file this Supplement with your records.